Exhibit 99.1

LifePoint Hospitals Reports Third Quarter 2005 Results

    BRENTWOOD, Tenn.--(BUSINESS WIRE)--Oct. 26, 2005--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the third quarter and nine months ended September 30, 2005. The Company's consolidated results for the quarter and nine months ended September 30, 2005, include results of operations of Province hospitals subsequent to the combination date of April 15, 2005. The quarterly results include an estimated adverse financial impact from Hurricanes Katrina and Rita of $3.1 million loss before income taxes, or $0.03 per diluted share, as well as $2.1 million of debt retirement costs, or $0.02 per diluted share.
    For the third quarter ended September 30, 2005, revenues from continuing operations were $552.4 million, up 117.7% from $253.7 million for the same period a year ago. Income from continuing operations for the quarter was $30.6 million, or $0.54 per diluted share, compared with income from continuing operations of $20.1 million, or $0.51 per diluted share, for the prior-year period. Net income for the quarter was $29.6 million, or $0.53 per diluted share, compared with net income of $19.7 million, or $0.50 per diluted share, for the prior-year period.
    The consolidated financial results for the third quarter ended
September 30, 2005, reflect a 99.0% increase in total admissions from continuing operations and a 90.7% increase in equivalent admissions from continuing operations compared with the third quarter of 2004. On a same-hospital basis, total admissions from continuing operations decreased 0.9% compared with the same period last year, and equivalent admissions from continuing operations decreased 2.4% over the prior-year period.
    For the nine months ended September 30, 2005, revenues from continuing operations were $1,295.9 million, up 75.3% from $739.4 million for the same period in 2004. Income from continuing operations for the nine months ended September 30, 2005, decreased 15.6% to $53.8 million, or $1.09 per diluted share, including pre-tax transaction costs of $43.2 million, or $0.58 per diluted share, and pre-tax debt retirement costs of $12.1 million, or $0.19 per diluted share, primarily related to the Company's business combination with Province, compared with income from continuing operations of $63.8 million, or $1.61 per diluted share, for the prior-year period. Net income for the nine months ended September 30, 2005, decreased 22.5% to $48.3 million, or $0.98 per diluted share, including the non-recurring charges taken in the second quarter of 2005, compared with net income of $62.3 million, or $1.58 per diluted share, for the same period in 2004.
    The consolidated financial results for the nine months ended
September 30, 2005, reflect a 59.2% increase in total admissions from continuing operations and a 56.0% increase in equivalent admissions from continuing operations compared with the same period in 2004. On a same-hospital basis, total admissions from continuing operations increased 1.7% compared with the same period last year, and equivalent admissions from continuing operations increased 0.2% over the prior-year period.
    In commenting on the third quarter results, Kenneth C. Donahey, chairman, president and chief executive officer of LifePoint
Hospitals, said, "Despite a challenging quarter, which included hurricanes, lower admissions and changes in reimbursement, our financial performance reflected a significant improvement over last year. Credit for our continued profitability and operating execution goes to the many men and women at LifePoint, particularly those whose sacrifice and dedication were evident during Hurricanes Katrina and Rita. We are grateful to them for continuing to provide vital, life-saving services against almost impossible odds. Truly, these individuals are an inspiration to us all."
    A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' third quarter conference call will be available on line at www.lifepointhospitals.com and www.earnings.com on October 27, 2005, beginning at 2:00 p.m. Eastern Time.

    LifePoint Hospitals, Inc. is a leading hospital company focused on providing healthcare services in non-urban communities. Of the Company's 52 hospitals, 49 are in communities where LifePoint Hospitals is the sole community hospital provider. LifePoint Hospitals' non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 19,000 employees.

    Important Legal Information

    This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint Hospitals' future results are beyond LifePoint Hospitals' ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint Hospitals, are not guarantees of performance of LifePoint Hospitals, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation, (i) the possibility that problems may arise in successfully integrating the businesses of LifePoint Hospitals and Province and achieving cost-cutting synergies; (ii) reduction in payments to healthcare providers by government and commercial third-party payors, as well as changes in the manner in which employers provide healthcare coverage to their employees; (iii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures, including those required by LifePoint Hospitals' corporate integrity agreement; (iv) the ability to manage healthcare risks, including malpractice litigation, and the lack of state and federal tort reform; (v) the availability, cost and terms of insurance coverage; (vi) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians and other healthcare professionals; (vii) the ability to attract and retain qualified management and personnel; (viii) the geographic concentration of LifePoint Hospitals' operations; (ix) the ability to acquire hospitals on favorable terms and complete budgeted capital improvements successfully; (x) the ability to operate and integrate newly acquired facilities successfully; (xi) the availability and terms of capital to fund LifePoint Hospitals' business strategies;
(xii) changes in LifePoint Hospitals' liquidity or the amount or terms of its indebtedness and in its credit ratings; (xiii) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xiv) changes in or interpretations of generally accepted accounting principles or practices; (xv) volatility in the market value of LifePoint Hospitals' common stock; (xvi) changes in general economic conditions in the markets LifePoint Hospitals serves; (xvii) LifePoint Hospitals' reliance on information technology systems maintained by HCA Inc.; (xviii) the costs of complying with the Americans with Disabilities Act; and (xix) those risks and uncertainties described from time to time in LifePoint Hospitals' filings with the Securities and Exchange Commission. Therefore, LifePoint Hospitals' future results may differ materially from those described in this release. LifePoint Hospitals undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

    All references to "LifePoint Hospitals" as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.


                       LIFEPOINT HOSPITALS, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             Dollars in millions, except per share amounts

                                      For the Three Months Ended
                                            September 30,
                                      2005                2004
                                -----------------   -----------------
                                Amount     Ratio    Amount     Ratio
                                -------   -------   -------   -------

Revenues                         $552.4     100.0%   $253.7     100.0%

Salaries and benefits             217.9      39.4     102.1      40.3
Supplies                           76.7      13.9      32.2      12.7
Other operating expenses           91.3      16.5      44.1      17.4
Provision for doubtful accounts    63.9      11.6      24.4       9.6
Depreciation and amortization      28.1       5.2      12.1       4.8
Interest expense, net              20.4       3.7       3.1       1.2
Debt retirement costs               2.1       0.4        --        --
Transaction costs                  (1.4)     (0.3)       --        --
ESOP expense                        4.5       0.8       2.3       0.9
                                -------   -------   -------   -------
                                  503.5      91.2     220.3      86.9
                                -------   -------   -------   -------
Income from continuing
 operations before minority
 interests and income taxes        48.9       8.8      33.4      13.1
Minority interests in earnings
 of consolidated entities           0.3        --       0.1        --
                                -------   -------   -------   -------
Income from continuing
 operations before
 income taxes                      48.6       8.8      33.3      13.1
Provision for income taxes         18.0       3.3      13.2       5.2
                                -------   -------   -------   -------
Income from
 continuing operations             30.6       5.5      20.1       7.9
Discontinued operations,
 net of income taxes:
  Income (loss) from
   discontinued operations         (0.8)     (0.1)     (0.4)     (0.1)
  Impairment of assets of
   hospital held for sale          (0.2)       --        --        --
Loss on sale of hospital             --        --        --        --
                                -------   -------   -------   -------
   Loss from
    discontinued operations        (1.0)     (0.1)     (0.4)     (0.1)
                                -------   -------   -------   -------
Net income                        $29.6       5.4%    $19.7       7.8%
                                =======   =======   =======   =======
Earnings per share - basic:
 Continuing operations            $0.55               $0.54
 Discontinued operations          (0.01)              (0.01)
                                -------             -------

   Net income                     $0.54               $0.53
                                =======             =======

Earnings per share - diluted:
 Continuing operations            $0.54               $0.51
 Discontinued operations          (0.01)              (0.01)
                                -------             -------
   Net income                     $0.53               $0.50
                                =======             =======

                                     For the Nine Months Ended
                                            September 30,
                                      2005                2004
                                -----------------   -----------------
                                Amount     Ratio    Amount     Ratio
                                -------   -------   -------   -------

Revenues                       $1,295.9     100.0%   $739.4     100.0%

Salaries and benefits             508.5      39.2     296.7      40.1
Supplies                          173.4      13.4      95.4      12.9
Other operating expenses          216.7      16.7     123.9      16.7
Provision for doubtful accounts   128.2       9.9      64.0       8.7
Depreciation and amortization      68.1       5.4      34.5       4.7
Interest expense, net              38.3       3.0       9.7       1.3
Debt retirement costs              12.1       0.9       1.5       0.2
Transaction costs                  43.2       3.3        --        --
ESOP expense                       11.0       0.8       7.1       1.0
                                -------   -------   -------   -------
                                1,199.5      92.6     632.8      85.6
                                -------   -------   -------   -------
Income from continuing
 operations before minority
 interests and income taxes        96.4       7.4     106.6      14.4
Minority interests in earnings
 of consolidated entities           0.8        --       0.7       0.1
                                -------   -------   -------   -------
Income from continuing
 operations before income taxes    95.6       7.4     105.9      14.3
Provision for income taxes         41.8       3.2      42.1       5.7
                                -------   -------   -------   -------
Income from
 continuing operations             53.8       4.2      63.8       8.6
Discontinued operations,
 net of income taxes:
  Income (loss) from
   discontinued operations          0.1        --      (1.5)     (0.2)
  Impairment of assets of
   hospital held for sale          (4.9)     (0.4)       --        --
Loss on sale of hospital           (0.7)     (0.1)       --        --
                                -------   -------   -------   -------
   Loss from
    discontinued operations        (5.5)     (0.5)     (1.5)     (0.2)
                                -------   -------   -------   -------
Net income                        $48.3       3.7     $62.3       8.4%
                                =======   =======   =======   =======
Earnings per share - basic:
 Continuing operations            $1.11               $1.73
 Discontinued operations          (0.12)              (0.04)
                                -------             -------
   Net income                     $0.99               $1.69
                                =======             =======

Earnings per share - diluted:
 Continuing operations            $1.09               $1.61
 Discontinued operations          (0.11)              (0.03)
                                -------             -------
   Net income                     $0.98               $1.58
                                =======             =======


                       LIFEPOINT HOSPITALS, INC.
               UNAUDITED EARNINGS PER SHARE CALCULATION
       Dollars and shares in millions, except per share amounts

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                                -----------------   -----------------
                                 2005      2004     2005 (1)   2004
                                -------   -------   -------   -------
Income from
 continuing operations            $30.6     $20.1     $53.8     $63.8
Add: Interest on convertible
     notes, net of taxes             --       1.7        --       5.5
                                -------   -------   -------   -------
Adjusted income from
 continuing operations             30.6      21.8      53.8      69.3
Loss from
 discontinued operations           (1.0)     (0.4)     (5.5)     (1.5)
                                -------   -------   -------   -------
                                  $29.6     $21.4     $48.3     $67.8
                                =======   =======   =======   =======
Weighted average number
 of shares - basic                 55.3      37.2      48.4      36.9
Add: Shares for conversion
      of convertible notes           --       4.7        --       5.1
     Other share equivalents        0.9       0.7       0.9       0.8
                                -------   -------   -------   -------
Weighted average number
 of shares and
 equivalents - diluted             56.2      42.6      49.3      42.8
                                =======   =======   =======   =======

Earnings per share - basic:
 Continuing operations            $0.55     $0.54     $1.11     $1.73
 Discontinued operations:
  Loss from
   discontinued operations        (0.01)    (0.01)      --      (0.04)
  Impairment of assets of
   hospital held for sale            --        --     (0.10)       --
  Loss on sale of hospital           --        --     (0.02)       --
                                -------   -------   -------   -------
    Loss from
     discontinued operations      (0.01)    (0.01)    (0.12)    (0.04)
                                -------   -------   -------   -------
  Net income                      $0.54     $0.53     $0.99     $1.69
                                =======   =======   =======   =======

Earnings per share - diluted:
 Continuing operations            $0.54     $0.51     $1.09     $1.61
 Discontinued operations:
  Loss from
   discontinued operations        (0.01)    (0.01)       --     (0.03)
  Impairment of assets of
   hospital held for sale            --        --     (0.10)       --
  Loss on sale of hospital           --        --     (0.01)       --
                                -------   -------   -------   -------
  Loss from
   discontinued operations        (0.01)    (0.01)    (0.11)    (0.03)
                                -------   -------   -------   -------
   Net income                     $0.53     $0.50     $0.98     $1.58
                                =======   =======   =======   =======

(1) The impact of 2.9 million potential weighted average shares of common stock, if converted, and interest expense related to convertible notes were not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.


                       LIFEPOINT HOSPITALS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              In millions

                                                   Sept. 30,  Dec. 31,
                                                     2005       2004
                                                    -------   -------
ASSETS                                            (Unaudited)   (1)
Current assets:
 Cash and cash equivalents                            $39.2     $18.6
 Accounts receivable, less allowances for doubtful
  accounts of $241.6 and $103.6 at September 30,
  2005 and December 31, 2004, respectively            252.1     112.0
 Inventories                                           54.4      25.3
 Assets held for sale                                  19.3      33.0
 Income taxes receivable                               18.5       7.5
 Prepaid expenses                                      13.9       7.1
 Deferred income taxes and other current assets        20.6      24.3
                                                    -------   -------
                                                      418.0     227.8

Property and equipment:
 Land                                                  69.7      20.5
 Buildings and improvements                           988.4     385.4
 Equipment                                            505.9     342.0
 Construction in progress                             125.9      48.6
                                                    -------   -------
                                                    1,689.9     796.5
 Accumulated depreciation                            (351.9)   (295.4)
                                                    -------   -------
                                                    1,338.0     501.1

Deferred loan costs, net                               36.6       4.9
Intangible assets, net                                  3.8       3.3
Other                                                   6.5       5.8
Goodwill                                            1,370.7     144.4
                                                    -------   -------
                                                   $3,173.6    $887.3
                                                    =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                     $74.6     $29.5
 Accrued salaries                                      57.6      31.2
 Other current liabilities                             55.2      18.5
 Current maturities of long-term debt                   0.5        --
                                                    -------   -------
                                                      187.9      79.2

Long-term debt                                      1,561.0     221.0
Deferred income taxes                                 101.3      47.9
Professional and general liability
 claims and other liabilities                          60.0      28.4

Minority interests in equity
 of consolidated entities                               4.6       1.3

Stockholders' equity:
 Preferred stock                                         --        --
 Common stock                                           0.6       0.4
 Capital in excess of par value                     1,050.2     332.6
 Unearned ESOP compensation                           (10.0)    (12.9)
 Unearned compensation on nonvested stock             (32.2)     (4.5)
 Retained earnings                                    250.2     222.8
 Treasury stock                                          --     (28.9)
                                                    -------   -------
                                                    1,258.8     509.5
                                                    -------   -------
                                                   $3,173.6    $887.3
                                                    =======   =======

(1)  Derived from audited financial statements.


                       LIFEPOINT HOSPITALS, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              In millions

                               Three Months Ended   Nine Months Ended
                                  September 30,        September 30,
                                -----------------   -----------------
                                 2005      2004      2005      2004
                                -------   -------   -------   -------
Cash flows from
 operating activities:
  Net income                      $29.6     $19.7     $48.3     $62.3
  Adjustments to reconcile net
   income to net cash provided
   by operating activities:
    Loss from
     discontinued operations        1.0       0.4       5.5       1.5
    Depreciation and
     amortization                  28.1      12.1      68.1      34.5
    Debt retirement costs           2.1        --      12.1       1.5
    Transaction costs              (1.4)       --      43.2        --
    ESOP expense                    4.5       2.3      11.0       7.1
    Minority interests in
     earnings of consolidated
     entities                       0.3       0.1       0.8       0.7
    Deferred income
     taxes (benefit)              (14.7)       --       9.7      (0.9)
    Reserve for professional
     and general liability
     claims, net                   (0.2)      1.6       1.8       2.1
    Tax benefit from employee
     stock plans                    0.7       0.1       8.9       4.4
    Increase (decrease) in cash
     from operating assets and
     liabilities, net of
     effects from acquisitions
     and divestitures:
      Accounts receivable         (12.2)     (9.9)    (20.5)    (14.1)
      Inventories and other
       current assets               5.4       0.1       8.7      (3.1)
      Accounts payable and
       accrued expenses             5.3       9.6       5.9      15.9
      Income taxes payable         16.0       6.4     (12.3)      1.3
  Other                             4.3       0.3       8.1       1.5
                                -------   -------   -------   -------
    Net cash provided by
     operating activities -
      continuing operations        68.8      42.8     199.3     114.7
    Net cash provided by
     operating activities -
      discontinued operations       4.2       0.9       6.1       0.9
                                -------   -------   -------   -------
     Net cash provided by
      operating activities         73.0      43.7     205.4     115.6
                                -------   -------   -------   -------

Cash flows from
 investing activities:
  Purchase of property
   and equipment                  (48.4)    (21.3)   (108.8)    (56.7)
  Acquisitions, net of
   cash acquired                   (3.6)     (1.3)   (963.3)    (27.8)
  Proceeds from sale
   of hospital                       --        --      32.5        --
  Other                            (0.2)     (0.2)     (0.8)     (0.8)
                                -------   -------   -------   -------
      Net cash used in
       investing activities       (52.2)    (22.8) (1,040.4)    (85.3)
                                -------   -------   -------   -------

Cash flows from
 financing activities:
  Proceeds from long-term debt    375.0       --    1,967.0      30.0
  Payments of borrowings         (402.7)    (30.0) (1,111.9)    (79.9)
  Proceeds from exercise
   of stock options                 1.7       0.2      43.3       7.7
  Payment of debt issue costs      (8.9)       --     (40.7)       --
  Other                             0.3      (0.2)     (2.1)      0.6
                                -------   -------   -------   -------
       Net cash (used in)
        provided by financing
         activities               (34.6)    (30.0)    855.6     (41.6)
                                -------   -------   -------   -------

Change in cash and
 cash equivalents                 (13.8)     (9.1)     20.6     (11.3)
Cash and cash equivalents at
 beginning of period               53.0      18.4      18.6      20.6
                                -------   -------   -------   -------
Cash and cash equivalents at
 end of period                    $39.2      $9.3     $39.2      $9.3
                                =======   =======   =======   =======

Interest payments                 $19.8      $0.4     $43.3      $7.1
                                =======   =======   =======   =======
Capitalized interest               $1.1      $0.2      $2.3      $0.6
                                =======   =======   =======   =======
Income taxes paid, net            $15.7      $6.6     $35.7     $36.6
                                =======   =======   =======   =======

                       LIFEPOINT HOSPITALS, INC.
                         UNAUDITED STATISTICS

                                               Three Months Ended
                                                 September 30,
                                          ---------------------------
                                                                 %
                                           2005      2004     Change
                                          -------   -------   -------
Continuing Operations: (1)
Number of hospitals at end of period           49        29      69.0%
Admissions                                 44,743    22,480      99.0
Equivalent admissions (2)                  88,457    46,378      90.7
Licensed beds at end of period              5,401     2,737      97.3
Weighted average licensed beds              5,401     2,737      97.3
Revenues ($ in millions)                   $552.4    $253.7     117.7
Revenues per equivalent admission          $6,245    $5,470      14.2
Outpatient factor (2)                        1.98      2.06      (4.1)
Emergency room visits                     210,999   110,369      91.2
Inpatient surgeries                        13,138     6,427     104.4
Outpatient surgeries                       34,460    19,367      77.9
Average daily census                        2,023       976     107.3
Average length of stay                        4.2       4.0       5.0
Medicare case mix index                      1.23      1.19       3.4

Same-Hospital: (3)
Number of hospitals at end of period           28        28        --
Admissions                                 21,621    21,827      (0.9)
Equivalent admissions (2)                  43,769    44,866      (2.4)
Licensed beds at end of period              2,582     2,631      (1.9)
Weighted average licensed beds              2,582     2,631      (1.9)
Revenues ($ in millions)                   $255.5    $242.9       5.0
Revenues per equivalent admission          $5,836    $5,420       7.7
Outpatient factor (2)                        2.02      2.05      (1.3)
Emergency room visits                     106,957   105,549       1.3
Inpatient surgeries                         6,612     6,172       7.1
Outpatient surgeries                       17,892    18,567      (3.6)
Average daily census                          953       950       0.3
Average length of stay                        4.1       4.0       2.5
Medicare case mix index                      1.22      1.19       2.5

                                               Nine Months Ended
                                                 September 30,
                                          ---------------------------
                                                                 %
                                           2005      2004     Change
                                          -------   -------   -------
Continuing Operations: (1)
Number of hospitals at end of period           49        29      69.0%
Admissions                                109,832    69,003      59.2
Equivalent admissions (2)                 215,381   138,075      56.0
Licensed beds at end of period              5,401     2,737      97.3
Weighted average licensed beds              4,243     2,683      58.1
Revenues ($ in millions)                 $1,295.9    $739.4      75.3
Revenues per equivalent admission          $6,017    $5,355      12.4
Outpatient factor (2)                        1.96      2.00      (2.0)
Emergency room visits                     501,729   312,208      60.7
Inpatient surgeries                        31,290    19,735      58.6
Outpatient surgeries                       84,454    56,375      49.8
Average daily census                        1,659     1,021      62.5
Average length of stay                        4.1       4.1        --
Medicare case mix index                      1.21      1.17       3.4

Same-Hospital: (3)
Number of hospitals at end of period           28        28        --
Admissions                                 69,494    68,350       1.7
Equivalent admissions (2)                 136,834   136,563       0.2
Licensed beds at end of period              2,582     2,631      (1.9)
Weighted average licensed beds              2,582     2,647      (2.5)
Revenues ($ in millions)                   $776.4    $728.7       6.5
Revenues per equivalent admission          $5,674    $5,338       6.3
Outpatient factor (2)                        1.97      2.00      (1.6)
Emergency room visits                     317,011   307,388       3.1
Inpatient surgeries                        19,482    19,480        --
Outpatient surgeries                       55,239    55,575      (0.6)
Average daily census                        1,045     1,012       3.3
Average length of stay                        4.1       4.1        --
Medicare case mix index                      1.20      1.17       2.6

(1) Continuing operations excludes the operations of hospitals that the Company classifies as discontinued operations.

(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(3) Same-hospital information includes 28 hospitals operated throughout both periods and excludes the operations of hospitals that the Company acquired or sold after January 1, 2004.


                       LIFEPOINT HOSPITALS, INC.
                  UNAUDITED SUPPLEMENTAL INFORMATION
                          Dollars in millions

                               Three Months Ended   Nine Months Ended
                                   September 30,       September 30,
                                -----------------   -----------------
                                 2005      2004      2005      2004
                                -------   -------   -------   -------
Components of transaction costs:
Adjustment to Province acquired
 accounts receivable                $--       $--     $26.4       $--
Adjustment to Province assumed
 liabilities, primarily related
 to professional and general
 liability claims                  (1.4)       --       7.3        --
Retention bonuses paid to former
 Province employees                  --        --       4.2        --
Compensation expense, primarily
 restricted stock vesting from
 change in control                   --        --       5.3        --
                                -------   -------   -------   --------
                                  $(1.4)      $--     $43.2       $--
                                =======   =======   =======   ========

Adjusted EBITDA is defined as earnings before depreciation and amortization, interest expense, debt retirement costs, transaction costs, ESOP expense, minority interests in earnings of consolidated entities, income taxes and discontinued operations. Our management and Board of Directors use adjusted EBITDA to evaluate our operating performance and as a measure of performance for incentive compensation purposes. Our credit facilities use adjusted EBITDA, as defined, for numerous financial covenants. We believe adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

                                         Three Months Ended
                                            September 30,
                                -------------------------------------
                                 2005      2004      2005       2004
                                -------   -------   -------   -------
                                Amount     Ratio    Amount     Ratio
                                -------   -------   -------   -------
Revenues                         $552.4     100.0%   $253.7     100.0%

Salaries and benefits             217.9      39.4     102.1      40.3
Supplies                           76.7      13.9      32.2      12.7
Other operating expenses           91.3      16.5      44.1      17.4
Provision for doubtful accounts    63.9      11.6      24.4       9.6
                                -------   -------   -------   -------
Adjusted EBITDA                  $102.6      18.6%    $50.9      20.0%
                                =======   =======   =======   =======

                                          Nine Months Ended
                                            September 30,
                                -------------------------------------
                                 2005      2004      2005       2004
                                -------   -------   -------   -------
                                Amount     Ratio    Amount     Ratio
                                -------   -------   -------   -------
Revenues                       $1,295.9     100.0%   $739.4     100.0%

Salaries and benefits             508.5      39.2     296.7      40.1
Supplies                          173.4      13.4      95.4      12.9
Other operating expenses          216.7      16.7     123.9      16.7
Provision for doubtful accounts   128.2       9.9      64.0       8.7
                                -------   -------   -------   -------
Adjusted EBITDA                  $269.1      20.8%   $159.4      21.6%
                                =======   =======   =======   =======

The following table reconciles adjusted EBITDA as presented above to net income as reflected in the unaudited condensed consolidated statements of operations:

                               Three Months Ended   Nine Months Ended
                                   September 30,       September 30,
                                -----------------   -----------------
                                 2005      2004      2005      2004
                                -------   -------   -------   -------
Adjusted EBITDA                  $102.6     $50.9    $269.1    $159.4

Less:
 Depreciation and amortization     28.1      12.1      68.1      34.5
 Interest expense, net             20.4       3.1      38.3       9.7
 Debt retirement costs              2.1        --      12.1       1.5
 Transaction costs                 (1.4)       --      43.2        --
 ESOP expense                       4.5       2.3      11.0       7.1
 Minority interests in earnings
  of consolidated entities          0.3       0.1       0.8       0.7
 Provision for income taxes        18.0      13.2      41.8      42.1
 Loss from
  discontinued operations           1.0       0.4       5.5       1.5
                                -------   -------   -------   -------
Net income                        $29.6     $19.7     $48.3     $62.3
                                =======   =======   =======   =======


    CONTACT: LifePoint Hospitals, Inc.
             Michael J. Culotta, 615-372-8512